UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2005

                         Watts Water Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-11499                   04-2916536
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  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number)           Identification No.)

 815 Chestnut Street, North Andover, MA                         01845
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(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (978) 688-1811

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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

      In response to requests for more detailed information regarding the effects of the Registrant's reclassification of Jameco International, LLC as a discontinued operation during the fiscal quarter ended December 31, 2004, attached as Exhibit 99 to this Current Report on Form 8-K are quarterly statements of operations and quarterly segment information for the fiscal years ended December 31, 2004 and December 31, 2003, which have been revised to show the effect of such reclassification for such periods.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.         Title
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     99 Quarterly Statements of Operations and Quarterly Segment Information for the fiscal years ended December 31, 2004 and 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 19, 2005                        WATTS WATER TECHNOLOGIES, INC.


                                          By: /s/ William C. McCartney
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                                              William C. McCartney
                                              Chief Financial Officer